Exhibit 10.3

Execution Copy

OMNIBUS AMENDMENT No. 6

THIS OMNIBUS AMENDMENT NO. 6, dated as of August 17, 2017 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), in each case as the same may be amended, restated, modified and/or supplemented from time to time: (1) the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014, by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., as servicer (the “Servicer” or “MORI”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”) (the “Indenture”); (2) the Second Amended and Restated Note Purchase Agreement, dated September 15, 2014, by and among the Issuer, the Servicer, MORI SPC Series Corp., as seller (the “Seller”), Marriott Vacations Worldwide Corporation, as performance guarantor (the “Performance Guarantor” or “MVW”), the Purchasers (as defined in the Transaction Documents) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) (the “Note Purchase Agreement”); (3) the Second Amended and Restated Purchase Agreement, dated as of September 1, 2014, by and between MORI and the Seller (the “Purchase Agreement”); (4) the Second Amended and Restated Sale Agreement, dated as of September 1, 2014, by and between the Seller and the Issuer (the “Sale Agreement”); (5) the Second Amended and Restated Performance Guaranty, dated as of September 1, 2014, by the Performance Guarantor in favor or the Issuer and the Indenture Trustee (the “Performance Guaranty”); (6) the Custodial Agreement, dated as of September 1, 2011, by and among Wells Fargo Bank, National Association, as custodian (the “Custodian”), the Issuer, the Indenture Trustee and the Servicer (the “Custodial Agreement”); (7) the Administration Agreement, dated as of September 1, 2011, by and among the Issuer, MORI, as administrator (the “Administrator”), the Indenture Trustee and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) (the “Administration Agreement”); (8) the Amended and Restated Trust Agreement, dated September 28, 2011, by and between MVCO Series LLC, as owner (the “Owner” and together with the Issuer, MORI, MVW, the Seller, the Performance Guarantor, the Administrative Agent, the Indenture Trustee, the Servicer, the Administrator, the Back-Up Servicer, the Custodian, the Owner Trustee, the Purchasers and the Funding Agents, the “Transaction Parties”) and the Owner Trustee (the “Trust Agreement”); and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Third Amended and Restated Standard Definitions”) in the manner set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01. Amendment to the Standard Definitions

The following definitions shall replace the corresponding definition in the Third Amended and Restated Standard Definitions:

““Corporate Revolver Facility” shall mean that certain Credit Agreement, dated as of August 16, 2017, among MVW, MORI, as borrower, the subsidiary guarantors named therein, JPMorgan Chase Bank, N.A., as administrative agent and the several banks and other financial institutions or entities from time to time parties thereto, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with its terms (except with respect to the definition of Financial Covenants and the defined terms used therein but not defined in the Third Amended and Restated Standard Definitions, which shall be amended, supplemented or otherwise modified in accordance with the definition of “Financial Covenants”).”

““Financial Covenants” shall mean the covenants set forth in the Corporate Revolver Facility in effect on August 16, 2017 (without giving any effect to any amendment, supplement or modification thereto after such date) that relate to (A) Consolidated Secured Leverage Ratio, and (B) Consolidated Interest Coverage Ratio provided, to the extent the Corporate Revolver Facility is amended, supplemented or otherwise modified after August 16, 2017, the definition of “Financial Covenants” and the defined terms used therein but not defined in the Third Amended and Restated Standard Definitions, as amended, shall automatically be amended to reflect such amendments, supplements and/or modifications to the Corporate Revolver Facility so long as each Committed Purchaser (or affiliate thereof) is a lender under the Corporate Revolver Facility at the time such amendment, supplement and/or modification is entered into.”

Section 2.01. Representations and Warranties

MVW, MORI, the Seller and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of MVW, MORI, the Seller and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

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Section 2.02. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

THE PARTIES HERETO EACH SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR THE FACILITY DOCUMENTS.

Section 2.05. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

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Section 2.07. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08 No Bankruptcy Petition.

(a) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.

(b) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association, not individually, but solely in its capacity as Owner Trustee

	By:	/s/ Rachel L. Simpson
		Name:	Rachel L. Simpson
		Title:	Vice President

Address for notices:

c/o Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19801

Attention: Rachel L. Simpson

Telephone Number: (302) 636-6128

Facsimile Number: (302) 636-4140

MORI SPC SERIES CORP., as Seller

By:	/s/ Greg A. Langford
	Name:	Greg A. Langford
	Title:	President

Address for notices: 6649 Westwood Boulevard Orlando, Florida 32821 Attention: General Counsel Telephone: (407) 206-6000 Facsimile: (407) 513-6680

MARRIOTT OWNERSHIP RESORTS, INC., in its individual capacity and as Servicer and Administrator

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President

Address for notices: 6649 Westwood Boulevard Orlando, Florida 32821 Attention: General Counsel Telephone: (407) 206-6000 Facsimile: (407) 513-6680

MARRIOTT VACATIONS WORLDWIDE CORPORATION, as Performance Guarantor

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President

Address for notices: 6649 Westwood Boulevard Orlando, Florida 32821 Attention: General Counsel Telephone: (407) 206-6000 Facsimile: (407) 513-6680

MVCO SERIES LLC, as Owner

By:	/s/ Greg A. Langford
	Name:	Greg A. Langford
	Title:	President

Address for notices: 6649 Westwood Boulevard Orlando, Florida 32821 Attention: General Counsel Telephone: (407) 206-6000 Facsimile: (407) 513-6680

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Back-Up Servicer and Custodian

By:	/s/ Jennifer C. Westberg
	Name:	Jennifer C. Westberg
	Title:	Vice President

Address for notices:

Wells Fargo Bank, National Association

MAC N9300-061

600 S. 4th Street,

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset-Backed Administration

Facsimile Number:    (612) 667-3539

Telephone Number:   (612) 667-8058

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Vice President

Address for notice:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19801

Attention: Rachel L. Simpson

Telephone Number: (302) 636-6128

Facsimile Number: (302) 636-4140

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Daniel Gerber
	Name:	Daniel Gerber
	Title:	Director

By:	/s/ Maureen Farley
	Name:	Maureen Farley
	Title:	Vice President

Address for notices: 60 Wall Street New York, New York 10005 Attention: Mary Conners Telephone: (212) 250-4731 Facsimile: (212) 797-5300

MOUNTCLIFF FUNDING LLC as Conduit

By:	/s/ Josh Borg
	Name:	Josh Borg
	Title:	Authorized Signatory

Address for notices:

20 Gates Management LLC

30 Irving Place, 2nd Floor

New York, NY 10003

Attention: Vidrik Frankfather

Telephone: (212) 295-4146

Facsimile: (212) 295-3785

E-mail: mountcliff@20gates.com; and mountcliff.group@db.com

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Alternate Purchaser

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Authorized Signatory

By:	/s/ Michael Eaton
	Name:	Michael Eaton
	Title:	Authorized Signatory

Address for notices:

Eleven Madison Avenue

New York, NY 10010

Attention: Securitized Products Finance Financing and Liability Management

Telephone: (212) 538-6689

Email: abcp.monitoring@credit-suisse.com

            list.afconduitreports@credit-suisse.com

CREDIT SUISSE AG, NEW YORK BRANCH as Funding Agent

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Authorized Signatory

By:	/s/ Michael Eaton
	Name:	Michael Eaton
	Title:	Authorized Signatory

Address for notices:

Eleven Madison Avenue

New York, NY 10010

Attention: Securitized Products Finance Financing and Liability Management

Telephone: (212) 538-6689

Email: abcp.monitoring@credit-suisse.com

            list.afconduitreports@credit-suisse.com

SUNTRUST BANK as Non-Conduit Committed Purchaser

By:	/s/ David Hufnagel
	Name:	David Hufnagel
	Title:	Vice President

Address for notices:

3333 Peachtree Street NE

10th Floor East

Atlanta, Georgia 30326

Attention: Kayla Williams and David Morley

Telephone: (404) 926-5475

Facsimile: (404) 495-2171

Email: strh.afg@suntrust.com

DEUTSCHE BANK AG, NEW YORK BRANCH as Non-Conduit Committed Purchaser

By:	/s/ Daniel Gerber
	Name:	Daniel Gerber
	Title:	Director

By:	/s/ Maureen Farley
	Name:	Maureen Farley
	Title:	Vice President

Address for notices: 60 Wall Street New York, New York 10005 Attention: Mary Conners Telephone: (212) 250-4731 Facsimile: (212) 797-5300

BANK OF AMERICA, N.A. as Non-Conduit Committed Purchaser

By:	/s/ Bryan S. Kearns
	Name:	Bryan S. Kearns
	Title:	Director

Address for notices:

Bank of America, National Association

214 North Tryon Street, 15th Floor

NC1-027-15-01

Charlotte, North Carolina 28255

Attention: ABS Banking & Finance c/o

Carl Anderson / Andrew Estes

Telephone: 646-855-4242 / 980-387-2125

Email: carl.w.anderson@baml.com,

andrew.estes@baml.com

WELLS FARGO CAPITAL FINANCE, LLC as Non-Conduit Committed Purchaser

By:	Ajay Jagsi
	Name:	Ajay Jagsi
	Title:	Vice President

Address for notices:

14241 Dallas Parkway, Suite 1300

Dallas, Texas 75254

Attention: Ajay Jagsi

Telephone: (972) 361-7220

Facsimile: (866) 719-9124

Accounts for Payments:

ABA Number: 121-000-248

Account Number: 4124923707

Attention: Latonya Whitfield

Reference: Marriott Vacations Worldwide Owner Trust 2011-1